UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 11, 2024

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 11, 2024, International Paper Company (the “Company”) held a special meeting of its shareholders (the “Company Special Meeting”) in connection with the proposed acquisition (the “Acquisition”) by International Paper UK Holdings Limited, an indirect wholly owned subsidiary of the Company (“International Paper Bidco”) of the entire issued and to be issued ordinary shares of DS Smith Plc, a public limited company registered in England and Wales (“DS Smith”). At the Company Special Meeting, holders of the Company’s shares of common stock, par value $1.00 per share (the “Common Stock”), approved the proposals relating to the Acquisition as described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 12, 2024.

Of the 347,379,366 shares of Common Stock outstanding on the record date (September 12, 2024) and entitled to vote at the Company Special Meeting, holders of 283,548,411 shares of Common Stock were present at the Company Special Meeting in person or by proxy, constituting a quorum.

The voting results at the Company Special Meeting were as follows:

1.	To approve the proposed issuance of the new shares of Common Stock to the shareholders of DS Smith in connection with the Acquisition (the “Share Issuance Proposal”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
281,946,921	861,263	740,277	0

2.

To approve the adjournment of the Company Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes cast at the Company Special Meeting to approve the Share Issuance Proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,354,906	59,449,752	743,753	0

Item 8.01.	Other Events.

On October 11, 2024, the Company issued a press release announcing the voting results of the Company Special Meeting. A copy of the Company press release is attached as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Company Press Release, dated October 11, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Dated: October 11, 2024

	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary